                                                                   EXHIBIT 10.50


                           FIRST AMENDMENT TO SUBLEASE

        This First Amendment to Sublease, made this 17th day of November, 1999 by and between CP Clare Corporation (hereinafter referred to as "Sublessor") and Implant Sciences Corporation (hereinafter referred to as "Sublessee").

                                   WITNESSETH

       Whereas, the parties have previously entered into a Sublease Agreement for 9,300 SF of space at Building 1, 107 Audubon Road, Wakefield, MA dated October 1, 1999 (hereinafter referred to as the "Sublease") and

Whereas, the parties hereto do hereby agree as follows:

1. SUBLEASE PREMISES: Increased by 8,000 SF in accordance with plan attached as Exhibit A.
2. OCCUPANCY: Upon completion ofsublessors work or no later than December 6, 1999.
3. RENT COMMENCEMENT: March 1, 2000
4. TERM: Remains the same
5. SECURITY DEPOSIT: Increased by $4833.00
6. RENTAL RATE: In accordance with Exhibit C of Sublease.
7. EXPEDITE FEE: Sublessee agrees to pay sublessor a $4,000.00 expedite fee to ensure December 6, 1999 occupancy. Expedite fee payable upon completion of sublessor's work as described in Item 8.
8. SUBLESSOR'S WORK: Sublessor shall provide a tile floor (VAT), new ceiling tiles, painted walls, 2-3 opening cut in walls, and install all HVAC systems, but otherwise broom clean.
9. The parties confirm, ratify and agree that all other terms and provisions and conditions of the Sublease, except as heretofore noted, shall continue as heretofore rented and as if they were printed at large herein and they are hereby incorporated by reference.

In witness whereof, the parties hereto, intending to be legally bound, have caused this instrument to be executed on the day written above.

Witness:                                Sublessor: CP Clare Corporation



                                        By: /s/ Harry Andersen
                                           ---------------------------------
                                        Its: CFO
                                            --------------------------------

                                        Sublessee: Implant Sciences Corporation



                                        By: /s/ Darlene M. Deptula-Hicks
                                           ---------------------------------
                                        Its: VP CFO
                                            --------------------------------

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                     [LEGGAT MCCALL PROPERTIES LETTERHEAD]



                                        February 2, 2000

VIA OVERNIGHT MAIL

Mr. Hank Cote
Facilities Manager
CP Clare Corporation
78 Cherry Hill Drive
Beverly, MA 01945-1048

Ms. Darlene M. Deptula-Hicks
Vice President and Chief Financial Officer
Implant Sciences Corporation
107 Audubon Road, Suite 15
Wakefield, MA 01880-1246

RE: 107 AUDUBON ROAD, BUILDING 1, WAKEFIELD, MASSACHUSETTS

Dear Hank and Darlene:

I have enclosed for your files, one (1) fully executed original sublease package consisting of a fully executed original First Amendment to Sublease agreement and a fully executed Consent to Amendment of Sublease agreement between CP Clare Corporation and Implant Sciences Corporation for space at the above referenced property.

If you have any further questions, please do not hesitate to call.

                                        Sincerely,

                                        /S/ Neil A. Schneider

                                        Neil A. Schneider
                                        Vice President


cc:       Steven D. Werst, Leggat McCall Properties LLC
          Steven Schaub, Leggat McCall Properties LLC
          Paul David Machado, Esq., Carolan & Greeley
          Greg Klemmer, Klemmer & Associates, Inc.
          Lease File






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                        CONSENT TO AMENDMENT OF SUBLEASE
                        --------------------------------

                                    PREAMBLE
                                    --------

       THIS CONSENT TO AMENDMENT OF SUBLEASE ("Consent") is dated as of January 31, 2000 and is made with reference to that certain Sublease Agreement (the "Sublease Agreement") dated October 1, 1999 as amended by First Amendment to Sublease ("First Amendment") dated as of November 17, 1999 (the Sublease Agreement as amended by the First Amendment is hereafter collectively the "Sublease") by and between C.P. Clare Corporation ("Sublandlord") and Implant Sciences Corporation ("Subtenant"), and is entered into by and among TIAA Realty, Inc. having an address c/o Leggat McCall Properties, LLC, 500 Edgewater Drive, Wakefield, MA ("Overlandlord"), Sublandlord, and Subtenant, with respect to the following facts:


       A. Overlandlord and Sublandlord are the parties to that certain Lease dated as of April 1, 1998 as amended by First Amendment to Lease dated July 10, 1998 (said Lease as so amended is hereafter collectively the "Ovedease") pertaining to certain space in a Building known as and numbered Building 1,107 Audubon Road, Wakefield, Massachusetts (the "Building");

       B. Sublandlord and Subtenant have previously entered into the Sublease Agreement and now wish to enter into the First Amendment;

       C. Overlandlord consented to the original Sublease Agreement by virtue of and upon the terms and conditions set forth in that certain Consent to Sublease dated as of September 23, 1999 (the "Original Consent")

       D. The Overlease provides, inte.r alia, that Sublandlord may not enter into any sublease nor amend the Sublease Agreement without Overlandlord's prior written approval; and

       E. Sublandlord and Subtenant have presented the fully executed Sublease (a true copy of which is attached hereto as Exhibit A) to Overlandlord for Overlandlord's review and approval.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

              1. Overlandlord hereby consents to the execution and delivery of the First Amendment of the Sublease upon the terms and conditions set forth in the General Conditions of Consent to Sublease ("General Conditions") attached to the Odginal Consent as if each were originally set forth herein.



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              2.     Sublandlord and Subtenant hereby acknowledge receipt of the
                     General Conditions and further acknowledge that Overlandlord's consent is subject to such General Conditions, and that in the event of a conflict between this Consent and the General Conditions and the Sublease, this Consent and the General Conditions shall control.

EXECUTED under seal as of the date first written above.

OVERLANDLORD:                           SUBLANDLORD:

TIAA Realty, Inc,..                     C.P. Clare Corporation

By:   Teachers Insurance and Annuity    By: /s/ Harry Andersen
      Association of Amedca, a New          --------------------------------
      York corporation.
Its:  Authorized Representative         Its:  CFO
                                             -------------------------------

By: /s/ Alan E. Lang
    --------------------------------
     Alan E. Lang
Its: Director



                                        SUBTENANT:

                                        Implant Sciences Corporation

                                        By: /s/ Darlene M. Deptula-Hicks
                                            --------------------------------

                                        Its:  VP and CFO
                                             -------------------------------
                                                  hereunto duly authorized



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